UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 29, 2008
 Date of Report (Date of Earliest Event Reported)

ESP RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)

PANTERA PETROLEUM, INC.
(Former Name of Registrant)

Nevada	000-52506	98-0440762
(State or other Jurisdiction)	(Commission File No.)	(IRS Employer I.D. No.)

111 Congress Avenue, Suite 400 Austin, TX 78701
(Address of Principal Executive Offices)

(512) 391-3868
(Registrant's Telephone Number)

N/A
(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4)

This Amended 8-K/A is being filed to include information regarding certain financial information of the Company that will be provided according to the timeline set forth in Item 9.01 below. All other information remains the same.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1.01. On December 29, 2008, the Company entered into as Agreement for Share Exchange (the “Agreement”) with ESP Resources, Inc., a Delaware corporation (“ESP”) and ESP Enterprises, Inc., a Colorado corporation and the sole shareholder of ESP (“Enterprises”) whereby the Company will acquire 100% ownership of ESP in exchange for certain shares of common stock of the Company totaling the value of $12,000,000. The specific allocation of the common shares delivered to the shareholders of ESP will be determined pro rata according to their ownership as set forth on Exhibit A of the Agreement.

Accordingly, a total of 292,682,297 pre-split shares (14,634,146 post-split shares) will be issued to acquire 100% ownership of ESP.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

2.01 On December 29, 2008, the Company closed the Agreement for Share Exchange described in Item 1.01 with ESP and the shareholders of ESP.

All conditions of the Agreement were met prior to Closing. These conditions included:

1. The completion of due diligence;

2. The completion of the application for a twenty-for-one reverse split of the Company’s common stock; and

3. A name change of the Company to “ESP Resources, Inc.”

Pursuant to the terms of the Agreement, the Company has acquired 100% ownership of ESP. Consideration paid by the Company was common stock valued at $12,000,000 (the “Exchange Shares”) in exchange for 100% ownership of ESP. The specific allocation of shares delivered to the shareholders of ESP will be pro rata according to their ownership as set forth on Exhibit A of the Agreement.

Accordingly, a total of 292,682,297 pre-split shares (14,634,146 post-split shares) will be issued to acquire 100% ownership of ESP.

ITEM 5.01	CHANGES IN CONTROL OF THE REGISTRANT

5.01 Pursuant to the transactions completed by the Share Exchange Agreement described above in Item 2.01, there has been a change in control of the Company.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 29, Chris Metcalf submitted his resignation as President of the Company to the Board of Directors, which accepted the resignation on the same day.

On December 29, Dave Dugas was appointed as President and director of the Company, and Tony Primeaux and William M. Cox were appointed as directors of the Company.

Mr. Dugas, 52, has 30 years of professional engineering and management experience. Early in his career, Mr. Dugas gained petroleum engineering and senior management experience in the oil and gas industry holding positions of increasing responsibility in the areas of production, drilling and reservoir exploitation along with property and acquisition evaluations, operations management and completion design with Chevron and Texas Pacific Oil and Gas. Mr. Dugas continued his management and engineering development as an owner and operator of several service companies supplying equipment, goods and consulting services to the oil and gas industry in North and South America, West Africa, and the Far East. Mr. Dugas was a founding member and co-owner of the company that became Ocean Energy, a NYSE listed company with a multi-billion dollar market capitalization. Mr. Dugas was the Executive Vice-President of the company with responsibility for the property acquisition, management, production and reservoir engineering functions of the company.

In November, 2006, Mr. Dugas founded ESP Resources, Inc. to provide petrochemicals and related services to the Oil and Gas industry in the Gulf of Mexico, Louisiana, Texas, Mississippi, and Oklahoma regions through a wholly-owned subsidiary, ESP Petrochemicals, Inc.

Mr. Dugas received his B.S. degree in Petroleum Engineering from the University of Louisiana at Lafayette graduating with highest honors. He is a member of the Society of Petroleum Engineers, a lifetime member of Phi Beta Kappa, a member of Tau Beta Pi National Engineering Society and is a licensed professional petroleum engineer in the state of Louisiana.

Mr. Primeaux, 53, has 32 years of professional experience in the value-added specialty chemical market. Mr. Primeaux began his career as a service and sales technician for Oilfield Chemicals, Inc., a large petrochemical supplier to Oil and Gas companies along the Gulf Coast and was subsequently promoted to Operations Manager of the company. Mr. Primeaux became an owner/operator of Chemical Control, Inc., a specialty chemical company, in the 1980’s that was sold to Coastal Chemicals, a larger competitor, after 11 years of successful operations. Mr. Primeaux has expertise in advanced interpretation and application petrochemical technologies having designed chemical programs to achieve maximum effectiveness in some of the most hostile environments in the operating world of production operations for the Oil and Gas industry.

Mr. Primeaux founded ESP Petrochemicals, Inc. in March, 2007 and currently serves as President of the organization. ESP Petrochemicals became a wholly owned subsidiary of ESP Resources in June, 2007. Mr. Primeaux received a degree in Business Management from the University of Louisiana at Lafayette and has furthered his education attending numerous industry sponsored courses in quality control and implementation, strategic planning and marketing, and drilling, production and workover chemistry programs.

Mr. Cox, 49, is an executive with extensive experience in the Oil and Gas industry having served in various capacities as a geologist and asset manager for 26 years. Mr. Cox currently serves as the Exploration Manager for Stone Energy Corporation,a NYSE listed Oil and Gas Company. His experience as an interpretation and exploration geologist has contributed significantly to the discovery of substantial Oil and Gas reserves in the offshore and deepwater Gulf of Mexico including development of opportunities in the East Breaks, Green Canyon, and Garden Banks regions of the Gulf of Mexico where water depths often exceed 5000 feet.

Mr. Cox received his Bachelor of Science degree in Geology from the University of Louisiana at Lafayette and is a Certified Petroleum Geologist and a Texas Board Certified Licensed Professional Geologist.

Current directors Chris Metcalf and Scott Tyson will continue in their service as directors.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 2.1	Majority Stock Purchase Agreements (incorporated by reference to exhibit 2.1 on Form 8-K filed on EDGAR on January 6, 2009)

The audited financial statements of the Company for the years ended December 31, 2008 and 2007 to the extent required to be filed as part of this Current Report on Form 8-K, are not currently available. Such financial statements shall be filed by amendment to this report on Form 8-K within 75 days of the Closing Date.

The unaudited Pro Forma Consolidated Financial Statements as of December 31, 2008 to the extent required to be filed as part of this Current Report on Form 8-K, are not currently available. Such financial information shall be filed by amendment to this report on Form 8-K within 75 days of the Closing Date.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2008

/s/ Chris Metcalf
Chris Metcalf
Chief Executive Officer, President and Director